Exhibit 15.1

                   LETTER RE: UNAUDITED FINANCIAL INFORMATION

                             ACKNOWLEDGMENT LETTER

                               September 23, 1999

The Board of Directors
CK Witco Corporation

We are aware of the incorporation by reference in the Form 8-KA pertaining to the acquisition of Witco Corporation by CK Witco Corporation, formerly known as Crompton and Knowles Corporation, of our report dated August 11, 1999 relating to the unaudited condensed consolidated interim financial statements of Witco Corporation and Subsidiary Companies which are included in its Form 10-Q for the quarter ended June 30, 1999.

Pursuant to Rule 436(c) of the Securities Act of 1933 our reports are not a part of the registration statement prepared or certified by accountants within the meaning of Section 7 or 11 of the Securities Act of 1933.





                                                          /s/  Ernst & Young LLP

Stamford, Connecticut